SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 18, 1998.

                                 MASTERING, INC.
             (Exact name of registrant as specified in its charter)



         Delaware              0-28004                           84-1320277
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

          9201 East Mountain View Road
          Suite 200
          Scottsdale, Arizona                                  85258
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  602-657-4000

Item 5.           Other Events.
                  -------------

                  On February 18, 1998, Mastering, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of February 18, 1998 among Platinum technology, inc. ("Platinum"), PT Acquisition Corporation I, a wholly owned subsidiary of Platinum ("Sub"), and the Company, providing for the merger (the "Merger") of Sub with and into the Company, with the Company being the surviving corporation in the Merger. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, each share of the Company's common stock will be converted into .448 shares of common stock of Platinum. The press release relating to the transaction and the Merger Agreement are attached hereto as exhibits and are incorporated herein by this reference.


Item 7.           Financial Statements, Pro Forma
                  -------------------------------
                    Financial Information and Exhibits.
                    -----------------------------------

                           (c)  Exhibits

                           The exhibits  accompanying  this report are listed in
                  the accompanying Exhibit Index.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MASTERING, INC.
                                        (Registrant)


                                        By:  /s/ Marc Pinto
                                             ---------------------------------
                                               Executive Vice President and
                                                 Chief Financial Officer


Date:  February 19, 1998

                                  EXHIBIT INDEX
                                  -------------


         The following exhibits are filed herewith as noted below.


         Exhibit No.                        Exhibit
         -----------                        -------

            2(a) Agreement and Plan of Merger, dated as of February 18, 1998, among Platinum technology, inc., PT Acquisition Corporation I and Mastering, Inc.

            20(a)              Press Release dated February 18, 1998